Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Board of Directors CarMax, Inc. and

The Board of Directors CarMax Auto Funding LLC and

The Manager and Members CarMax Business Services, LLC (together, the “Company”)

Barclays Capital Inc.

RBC Capital Markets, LLC

Mizuho Securities USA LLC

(together, the “Specified Parties”)

Re: CarMax Auto Owner Trust 2018-3, Asset-Backed Notes (the “Notes”) – Data Files Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2018-3 Hypo Cut_ALL.txt” provided by the Company on June 4, 2018 (the “Initial Data File”), containing certain information related to 99,695 motor vehicle retail installment sale contracts (“Receivables”) as of the close of business on May 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes, and (ii) an electronic data file entitled “Additional Info to KPMG.xlsx” provided by the Company on June 7, 2018, containing the obligor’s first and last name for each of the Sample Receivables (defined below) (the “Obligor Name File,” and together with the Initial Data File, the “Data Files”). The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•	The term “Title Document” means Certificate of Title, Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, Title Lien Statement, Tax/Fee Receipt, Termination Statement, Registration Receipt, Lien Entry Form, Title and Registration Manual Application, Title Extension, Title Reassignment or for the states of California, Colorado, Florida, Georgia, Iowa, Louisiana, Massachusetts, Nebraska, Nevada, Pennsylvania, South Carolina, Texas, Virginia, and Wisconsin electronic title records accessed utilizing an electronic title system through the Company’s account with its vendor, a web-based title search company, as instructed by the Company.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

•	The term “Receivable Files” refers to any file containing documents and/or electronic records (e.g., scanned images) related to a Receivable provided by the Company, including but not limited to the following: (i) signed Retail Installment Contract, (ii) Title Document, (iii) Credit Application, and (iv) agreement signed by the obligor(s) acknowledging his/her/their requirement to provide insurance. We make no representation regarding the validity, enforceability, or authenticity of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

We performed the following procedures:

A.	The Company instructed us to select a random sample of 125 Receivables from the Initial Data File (the “Sample Receivables”). A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables we were instructed to randomly select from the Initial Data File.

B.	For each of the Sample Receivables, we compared the Sample Characteristics listed below to the corresponding information appearing in the applicable Receivable File utilizing instructions provided by the Company (as applicable). The Specified Parties indicated that the absence of any of the Receivable File information or the inability to agree the indicated information from the Data Files to the Receivable File for each of the Sample Characteristics constituted an exception. Where more than one document was indicated for a Sample Characteristic, we used the highest priority document found in the related Receivable File (i.e., in the order listed in the table below).

Sample Characteristic	Receivable File/Instructions

Obligor’s Name	Retail Installment Contract

Obligor’s State	Retail Installment Contract. In the event the obligor’s address changed after the inception of the Sample Receivable, a servicing system screen print documenting the address change.

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company granted an extension to the obligor and the Original Term to Maturity increased as a result, a servicing system screen print documenting such extension was granted.

Origination Date	Retail Installment Contract

First Payment Date	Retail Installment Contract. In the event the First Payment Date changed after the inception of the Sample Receivable, a servicing system screen print documenting such due date change was granted.

Contract Annual Percentage Rate	Retail Installment Contract

Vehicle Make	Retail Installment Contract

Vehicle Model	Retail Installment Contract

Vehicle Model Year	Retail Installment Contract

Vehicle Identification Number	Retail Installment Contract

New or Used	Retail Installment Contract

Lienholder	Title Document. The Company informed us that CarMax Auto Finance, CarMax Business Serv, CarMax Business Serv LLC, CarMax Business Service, CarMax Business Service LLC, CarMax Business Services, CarMax Business Services, LLC, CarMax Business Services LLC, CarMax Business Srvs, CarMax Business Svcs, LLC, CarMax Business Svc LLC, CarMax Funding Services LLC, CaMax Funding Services, LLC, CarMax Business Svcs LLC, CarMax Fndng Services LLC, CarMax Funding Svcs, LLC, CarMax Business Serv, LLC, CarMax Funding Serv LLC, CarMax Funding Services, LLC, CarMax Business Svcs, Carmax Fundng Serv, CarMax Funding Services, and CARMAX BUSINESS SERVICES, LLC, KENNESAW were acceptable lienholder names.

Sales Price of Vehicle	Retail Installment Contract

Existence of a Co-Obligor	Retail Installment Contract

Obligor Payment-to-Income Ratio	We were instructed by the Company to recompute the Obligor Payment-to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the sum of the Obligor’s monthly income, the co-obligor’s monthly income, and additional income, as applicable, stated in the Credit Application, and round the result to the 4th decimal place.

The information regarding the Sample Receivables was found to be in agreement with the respective information contained in the Receivable Files. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data Files or information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data Files or the Receivable Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

July 3, 2018

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